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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2006

                             RURBAN FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

               Ohio                         0-13507               34-1395608
   (State or other jurisdiction        (Commission File         (IRS Employer
of incorporation or organization)           Number)          Identification No.)

                    401 Clinton Street, Defiance, Ohio 43512
               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

     On January 5, 2006, Rurban Financial Corp. (the "Company") filed a Current Report on Form 8-K (the "January 5, 2006 Form 8-K") with respect to the Company's acquisition of Exchange Bancshares, Inc. and its wholly-owned subsidiary, Exchange Bank, headquartered in Luckey, Ohio, effective as of December 31, 2005 (the "Acquisition").

     In accordance with Item 9.01 of Form 8-K, the Company stated in the January 5, 2006 Form 8-K that it would file any financial statements and pro forma financial information called for by Item 9.01(a) and (b) within 71 days. This Current Report on Form 8-K/A amends the January 5, 2006 Form 8-K to reflect that none of the financial statements or pro forma financial information called for by Item 9.01(a) and (b) is required to be filed with respect to the Acquisition.

Item 9.01. Financial Statements and Exhibits

(a)  Financial statements of business acquired

     None required.

(b)  Pro forma financial information

     None required.

   [Remainder of page intentionally left blank; signature on following page.]

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RURBAN FINANCIAL CORP.


Dated: March 10, 2006                   By: /s/ Duane L. Sinn
                                           -------------------------------------
                                           Duane L. Sinn
                                           Chief Financial Officer


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